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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

             Current Report Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                 August 1, 2005

                            Rand Capital Corporation
             (Exact Name of registrant as specified in its charter)

           New York                    811-1825                16-0961359
 (State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                               2200 Rand Building
                             Buffalo, New York 14203
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (716) 853-0802

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Item 7.01:     Regulation FD Disclosure

               In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 2.02 of Form 8-K is made under Item 7.01.

               On August 1, 2005, Rand Capital Corporation issued a press release announcing its net asset value for the quarter ended June 30, 2005. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

Item 9.01:     Financial Statements and Exhibits

               (a)  Not Applicable

               (b)  Not Applicable

               (c)  Exhibits

               Exhibit No.        Description
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               99.1               Press release dated August 1, 2005

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 1, 2005                             Rand Capital Corporation


                                                 By: /s/ Daniel P. Penberthy
                                                     ---------------------------
                                                     Daniel P. Penberthy
                                                     Executive Vice President/
                                                     Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.        Description
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   99.1            Press release dated August 1, 2005